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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                          JULY 18, 2003 (JULY 16, 2003)

                            STERLING BANCSHARES, INC.
              Exact Name of Registrant as Specified in its Charter


         TEXAS                       0-20750                  74-2175590
State of Incorporation or     Commission File Number        I.R.S. Employer
      Organization                                         Identification No.



     2550 NORTH LOOP WEST, SUITE 600
             HOUSTON, TEXAS                                      77092
Address of Principal Executive Offices                         (Zip Code)


                                 (713) 466-8300
                         Registrant's telephone number,
                               including area code



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ITEM 5.  OTHER INFORMATION AND REGULATION FD DISCLOSURE

         On July 17, 2003, Sterling Bancshares, Inc. ("Sterling Bancshares") announced the execution of a definitive stock purchase agreement pursuant to which Sterling Bancshares will sell its indirect 80% interest in Sterling Capital Mortgage Company ("SCMC") to RBC Mortgage Company, a wholly owned subsidiary of Royal Bank of Canada, for an aggregate consideration of US $100 million. After the closing, the purchase price will be adjusted upward or downward based on the amount of tangible net book value of SCMC as of the closing date. The remaining 20% of SCMC is owned by management and employees of SCMC. The sale consists of all of the stock of SCMC. The transaction is subject to customary closing conditions, including approval by Canadian and U.S. regulators. The transaction is expected to close in the Fall of 2003. For more information concerning the purchase and sale of the issued and outstanding stock of SCMC, reference is made to that certain Stock Purchase Agreement by and among Sterling Bancshares, Sterling Bank, CMCR Holding Company and RBC Mortgage Company dated as of July 16, 2003, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to that exhibit.

         In connection with the sale of SCMC, SCMC and Sterling Bank entered in that certain Mortgage Servicing Purchase and Sale Agreement dated as of July 16, 2003, pursuant to which Sterling Bank purchased the mortgage servicing portfolio of SCMC at book value. Sterling Bank anticipates that the mortgage servicing portfolio will be sold to a third party prior to the closing of the sale of SCMC. For more information concerning the transfer of the mortgage servicing portfolio from SCMC to Sterling Bank, reference is made to the Mortgage Servicing Purchase and Sale Agreement, which is attached as Exhibit 2.2 to this Current Report on Form 8-K and which is incorporated herein by reference. The foregoing description of the Mortgage Servicing Purchase and Sale Agreement is qualified in its entirety by reference to this exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.  The following materials are filed as exhibits to this
                    Current Report on Form 8-K:

         Exhibit 2.1 Stock Purchase Agreement by and among Sterling Bancshares, Sterling Bank, CMCR Holding Company and RBC Mortgage Company dated July 16, 2003

         Exhibit 2.2 Mortgage Servicing Purchase and Sale Agreement by and between Sterling Capital Mortgage Company and Sterling Bank dated as of July 16, 2003


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      STERLING BANCSHARES, INC.



Dated:  July 18, 2003                 By: /s/  Stephen C. Raffaele
                                          ------------------------------------
                                          Stephen C. Raffaele
                                          Executive Vice President and
                                          Chief Financial Officer


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                               INDEX TO EXHIBITS



EXHIBIT NO.   DESCRIPTION
-----------   -----------

Exhibit 2.1 Stock Purchase Agreement by and among Sterling Bancshares, Sterling Bank, CMCR Holding Company and RBC Mortgage Company dated July 16, 2003

Exhibit 2.2 Mortgage Servicing Purchase and Sale Agreement by and between Sterling Capital Mortgage Company and Sterling Bank dated as of July 16, 2003